Exhibit 99.1

AMENDMENT NO. 2 TO MASTER COMMUTATION, RELEASE AND
RESTRUCTURING AGREEMENT

AMENDMENT NO. 2 effective as of October 15, 2008 (this “Amendment No. 2”) among XL CAPITAL LTD, an exempted limited company incorporated under the Laws of Cayman Islands, XL INSURANCE (BERMUDA) LTD (formerly known as X.L. Insurance Ltd), a Bermuda exempted company, XL REINSURANCE AMERICA INC., a New York insurance corporation, X.L. GLOBAL SERVICES, INC., a service company incorporated under the Laws of Delaware, XL SERVICES (BERMUDA) LTD, a service company incorporated under the Laws of Bermuda, X.L. AMERICA, INC., a company incorporated under the Laws of Delaware, SYNCORA HOLDINGS LTD (formerly known as Security Capital Assurance Ltd), a Bermuda exempted company, SYNCORA GUARANTEE INC. (formerly known as XL Capital Assurance Inc., and successor by merger to Syncora Guarantee Re Ltd. (formerly known as XL Financial Assurance Ltd) “SGI”), a New York insurance company, SYNCORA GUARANTEE SERVICES INC. (formerly known as XL Financial Administrative Services Inc.), a company incorporated under the Laws of Delaware, SYNCORA BERMUDA ADMINISTRATIVE LTD (formerly known as SCA Bermuda Administrative Ltd.), a company incorporated under the Laws of Bermuda, SYNCORA GUARANTEE (U.K.) LTD (formerly known as XL Capital Assurance (U.K.) Limited), an insurance company regulated by the Financial Services Authority and incorporated under the Laws of England and Wales, those portfolio trusts that are Affiliates of SGI that are a Party to the Master Agreement (as defined below) pursuant to the execution of a joinder agreement, and the CDS Counterparties.

WHEREAS, the parties hereto (the “Parties”) entered into a certain Master Commutation, Release and Restructuring Agreement dated as of July 28, 2008, and certain of the Parties amended such agreement as of August 1, 2008 (such agreement as amended, the “Master Agreement”);

WHEREAS, the Parties wish to change certain dates set forth in the Master Agreement; and

WHEREAS, the Parties wish to take such actions necessary to give effect to such changes;

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein and in the Master Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

Section 1. Definitions. Capitalized terms not otherwise defined in this Amendment No. 2 shall have the meanings ascribed to them in the Master Agreement.

Section 2. Amendments. Sections 2.04(a), 6.10(b), 6.12, 6.13, 6.14, and 9.07 of the Master Agreement are hereby amended as follows:

2.1 Section 2.04(a) of the Master Agreement is hereby amended by replacing the date “October 15, 2008” with the date “October 31, 2008.”

2.2 Clause (i) of the first sentence of Section 6.10(b) of the Master Agreement is hereby amended by replacing the date “October 15, 2008” with the date “October 31, 2008.”

2.3 Clause (ii) of the first sentence of Section 6.12 of the Master Agreement is hereby amended by replacing the date “October 15, 2008” with the date “October 31, 2008.”

2.4 The last sentence of Section 6.12 of the Master Agreement is hereby amended by replacing the date “October 15, 2008” with the date “October 31, 2008.”

2.5 Section 6.13 of the Master Agreement is hereby amended by replacing the date “October 15, 2008”, in each instance in which it appears in such section, with the date “October 31, 2008.”

2.6 The last sentence of Section 6.14 of the Master Agreement is hereby amended by replacing the date “October 15, 2008” with the date “October 31, 2008.”

2.7 The Master Agreement is hereby amended by adding the following sentence to the end of Section 9.07:

“Notwithstanding anything herein to the contrary, in no event shall the consent of any of the XL Parties be necessary to extend or otherwise alter any of the dates referenced in Sections 2.04(a), 6.10(b), 6.12, 6.13, or 6.14.”

Section 3. Substitution of Lehman Entity. (a) Lehman Brothers Special Financing Inc. (“LBSF”) has provided to the SCA Parties a written list (reflecting the best belief of an authorized signatory of LBSF) of (A) those credit default swap agreements with SGI or Affiliates of SGI to which LBSF was party, and of which LBSF was a beneficial owner, as of July 28, 2008 and (B) the notional amount of each such credit default swap agreement. For an abundance of clarity, the foregoing representations and warranties contained in this Section 3 only reflect the best belief of the authorized signatory of LBSF. LBSF is not making any representation or warranty that is not qualified by the best belief of such authorized signatory, and it will not be bound by or subject to liability based on any inaccuracy contained in any such list that ultimately results from such authorized signatory’s best belief being inadvertently inaccurate.

(b) LBSF hereby agrees to be bound by the terms and conditions of the Master Agreement and this Amendment No. 2. Each Party hereto hereby agrees that, effective as of July 28, 2008, LBSF is substituted for Lehman Brothers Inc. (“LBI”) as a Party to the Master Agreement for all purposes and is hereby substituted for LBI as the Party executing that certain

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joinder agreement to the Master Agreement dated as of July 28, 2008. LBSF has executed a joinder agreement to the Master Agreement pursuant to Section 9.04 thereof, effective as of July 28, 2008.

(c) Each Party hereby agrees that, for purposes of Section 2 of the joinder agreement to the Master Agreement executed and delivered by LBSF in connection herewith, the representations and warranties made by LBSF pursuant to Section 5.08 of the Master Agreement shall be deemed to be, and shall be replaced by, the representations and warranties set forth above in Section 3(a) hereof and, notwithstanding the provisions, and the date of effectiveness, of the joinder agreement, such representations and warranties are made by LBSF on the date hereof with respect to factual matters as existing on July 28, 2008.

Section 4. Miscellaneous.

4.1 Except as specifically set forth herein, the terms of this Amendment No. 2 shall not be deemed to be a consent, waiver or modification with respect to any term, condition or obligation of any of the Parties in the Master Agreement and shall not obligate any of the Parties to agree to any other amendment to the Master Agreement, including a further extension or alteration of the dates referenced in the Master Agreement.

4.2 This Amendment No. 2 may be executed and delivered in multiple counterparts, each of which, when so executed and delivered, shall be an original, but such counterparts shall together constitute but one and the same instrument and agreement. A facsimile or Portable Document Format copy of a signature shall have the same force and effect as an original signature.

4.3 This Amendment No. 2 is to be interpreted under and governed by the Laws of the State of New York without giving effect to conflicts of law provisions thereof. In the event that there is a dispute between or among the Parties arising under this Amendment No. 2, the Parties (i) agree that the exclusive forum to seek remedy shall be to institute a legal proceeding in the courts of the State of New York located in the City and County of New York, (ii) hereby expressly submit to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waive any claim of lack of personal jurisdiction and improper venue and any claim that such courts are an inconvenient forum and (iii) agree that the prevailing Parties shall be entitled to recover their reasonable attorneys’ fees, costs and disbursements from the other Parties (in addition to any other relief to which the prevailing Parties may be entitled). Each Party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address provided to the Parties in accordance with Section 9.02, of the Master Agreement, such service to become effective ten (10) days after such mailing.

4.4 Each of the Parties hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under, or in connection with this Amendment No. 2. Each of the Parties hereby (i) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce

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the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Amendment No. 2 by, among other things, the mutual waivers and certifications in this Section 4.4.

4.5 Each Party has had the opportunity to negotiate the terms, consult with counsel, and modify the provisions of this Amendment No. 2. Therefore, the terms of this Amendment No. 2 will be considered and interpreted without any presumption, inference or rule requiring construction or interpretation of any provision of this Amendment No. 2 against the interests of the drafter of this Amendment No. 2.

Section 5. Effectiveness. Notwithstanding any provision to the contrary contained in this Amendment No. 2 or the Master Agreement, including, without limitation, the failure of the amendments thereto contained herein to become effective pursuant to Sections 9.07 and 9.08 of the Master Agreement, in the event such amendments fail to become effective solely as a result of the fact that LBI has not executed this Amendment No. 2, the Parties hereto agree that they shall be bound by all of the terms and conditions set forth in the Master Agreement as though the amendments thereto contained herein were in full force and effect.

[Signature Page Follows]

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      IN WITNESS HEREOF, the Parties have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first written above.

XL CAPITAL LTD

By:	/s/ Brian W. Nocco
Name: Brian Nocco Title: EVP & CFO

XL SERVICES (BERMUDA) LTD

By:	/s/ Brian W. Nocco
Name: Brian Nocco Title:

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

X.L. AMERICA, INC.

By:	/s/ Richard G. McCarty
Name: Richard G. McCarty Title: Senior Vice President, General Counsel and Secretary

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

X.L. GLOBAL SERVICES, INC.

By:	/s/ Toni A. Perkins
Name: Toni A. Perkins Title: Assistant Secretary

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

XL REINSURANCE AMERICA INC.

By:	/s/ Richard G. McCarty
Name: Richard G. McCarty Title: Vice President

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SYNCORA HOLDINGS LTD (formerly known as Security Capital Assurance Ltd)

By:	/s/ Tom Currie
Name: Tom Currie Title: SVP

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SYNCORA GUARANTEE INC. (formerly known as XL Capital Assurance Inc.)

By:	/s/ Susan Comparato
Name: Susan Comparato Title: SVP, GC & Sec

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SYNCORA GUARANTEE INC., as successor by merger to SYNCORA GUARANTEE RE LTD (formerly known as XL Financial Assurance Ltd.)

By:	/s/ Susan Comparato
Name: Susan Comparato Title: SVP, GC & Secretary

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SYNCORA GUARANTEE SERVICES INC. (formerly known as XL Financial Administrative Services Inc.)

By:	/s/ Susan Comparato
Name: Susan Comparato Title: MD & Secretary

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SYNCORA BERMUDA ADMINISTRATIVE LTD (formerly known as SCA Bermuda Administrative Ltd)

By:	/s/ Tom Currie
Name: Tom Currie Title: SVP

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SYNCORA GUARANTEE (U.K.) LTD (formerly known as XL Capital Assurance (U.K.) Limited)

By:	/s/ Susan Comparato
Name: Susan Comparato Title: Acting CEO & GC

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

FF Trust 1
FF Trust 3
JPY Trust 3
Portfolio CDS Trust 1
Portfolio CDS Trust 2
Portfolio CDS Trust 3
Portfolio CDS Trust 4
Portfolio CDS Trust 6
Portfolio CDS Trust 7
Portfolio CDS Trust 8
Portfolio CDS Trust 10
Portfolio CDS Trust 11
Portfolio CDS Trust 12
Portfolio CDS Trust 13
Portfolio CDS Trust 15
Portfolio CDS Trust 16
Portfolio CDS Trust 17
Portfolio CDS Trust 18
Portfolio CDS Trust 22
Portfolio CDS Trust 24
Portfolio CDS Trust 25
Portfolio CDS Trust 26
Portfolio CDS Trust 27
Portfolio CDS Trust 28
Portfolio CDS Trust 30
Portfolio CDS Trust 31
Portfolio CDS Trust 32
Portfolio CDS Trust 33
Portfolio CDS Trust 34
Portfolio CDS Trust 35
Portfolio CDS Trust 36
Portfolio CDS Trust 40
Portfolio CDS Trust 41
Portfolio CDS Trust 42
Portfolio CDS Trust 43
Portfolio CDS Trust 49
Portfolio CDS Trust 50
Portfolio CDS Trust 51
Portfolio CDS Trust 54
Portfolio CDS Trust 55
Portfolio CDS Trust 56
Portfolio CDS Trust 57
Portfolio CDS Trust 58
Portfolio CDS Trust 59
Portfolio CDS Trust 60
Portfolio CDS Trust 62

Portfolio CDS Trust 63
Portfolio CDS Trust 64
Portfolio CDS Trust 65
Portfolio CDS Trust 66
Portfolio CDS Trust 67
Portfolio CDS Trust 68
Portfolio CDS Trust 70
Portfolio CDS Trust 71
Portfolio CDS Trust 72
Portfolio CDS Trust 73
Portfolio CDS Trust 74
Portfolio CDS Trust 75
Portfolio CDS Trust 76
Portfolio CDS Trust 77
Portfolio CDS Trust 78
Portfolio CDS Trust 80
Portfolio CDS Trust 81
Portfolio CDS Trust 82
Portfolio CDS Trust 83
Portfolio CDS Trust 84
Portfolio CDS Trust 86
Portfolio CDS Trust 88
Portfolio CDS Trust 89
Portfolio CDS Trust 92
Portfolio CDS Trust 93
Portfolio CDS Trust 94
Portfolio CDS Trust 96
Portfolio CDS Trust 97
Portfolio CDS Trust 99
Portfolio CDS Trust 100
Portfolio CDS Trust 101
Portfolio CDS Trust 103
Portfolio CDS Trust 104
Portfolio CDS Trust 105
Portfolio CDS Trust 106
Portfolio CDS Trust 107
Portfolio CDS Trust 108
Portfolio CDS Trust 110
Portfolio CDS Trust 111
Portfolio CDS Trust 112
Portfolio CDS Trust 113
Portfolio CDS Trust 114
Portfolio CDS Trust 115
Portfolio CDS Trust 116
Portfolio CDS Trust 118
Portfolio CDS Trust 119

Portfolio CDS Trust 120
Portfolio CDS Trust 121
Portfolio CDS Trust 122
Portfolio CDS Trust 123
Portfolio CDS Trust 124
Portfolio CDS Trust 128
Portfolio CDS Trust 130
Portfolio CDS Trust 132
Portfolio CDS Trust 133
Portfolio CDS Trust 135
Portfolio CDS Trust 136
Portfolio CDS Trust 139
Portfolio CDS Trust 141
Portfolio CDS Trust 142
Portfolio CDS Trust 144
Portfolio CDS Trust 145
Portfolio CDS Trust 146
Portfolio CDS Trust 147
Portfolio CDS Trust 150
Portfolio CDS Trust 151
Portfolio CDS Trust 154
Portfolio CDS Trust 155
Portfolio CDS Trust 158
Portfolio CDS Trust 159
Portfolio CDS Trust 160
Portfolio CDS Trust 161
Portfolio CDS Trust 162
Portfolio CDS Trust 166
Portfolio CDS Trust 167
Portfolio CDS Trust 168
Portfolio CDS Trust 171
Portfolio CDS Trust 174
Portfolio CDS Trust 175
Portfolio CDS Trust 178
Portfolio CDS Trust 179
Portfolio CDS Trust 180
Portfolio CDS Trust 181
Portfolio CDS Trust 182
Portfolio CDS Trust 187
Portfolio CDS Trust 188
Portfolio CDS Trust 189
Portfolio CDS Trust 190
Portfolio CDS Trust 191
Portfolio CDS Trust 192
Portfolio CDS Trust 193
Portfolio CDS Trust 194

Portfolio CDS Trust 195
Portfolio CDS Trust 196
Portfolio CDS Trust 197
Portfolio CDS Trust 198
Portfolio CDS Trust 199
Portfolio CDS Trust 208
Portfolio CDS Trust 209
Portfolio CDS Trust 210
Portfolio CDS Trust 211
Portfolio CDS Trust 212
Portfolio CDS Trust 213
Portfolio CDS Trust 214
Portfolio CDS Trust 215
Portfolio CDS Trust 216
Portfolio CDS Trust 219
Portfolio CDS Trust 222
Portfolio CDS Trust 224
Portfolio CDS Trust 229
Portfolio CDS Trust 230
Portfolio CDS Trust 231
Portfolio CDS Trust 232
Portfolio CDS Trust 234
Portfolio CDS Trust 235
Portfolio CDS Trust 236
Portfolio CDS Trust 237
Portfolio CDS Trust 238
Portfolio CDS Trust 239
Portfolio CDS Trust 240
Portfolio CDS Trust 241
Portfolio CDS Trust 242
Portfolio CDS Trust 243
Portfolio CDS Trust 244
Portfolio CDS Trust 248
Portfolio CDS Trust 249
Portfolio CDS Trust 250
Portfolio CDS Trust 251
Portfolio CDS Trust 252
Portfolio CDS Trust 253
Portfolio CDS Trust 24A
Portfolio CDS Trust 25A
Portfolio CDS Trust 29A
Portfolio CDS Trust 29B
Portfolio CDS Trust 4A

By: Syncora Admin LLC (formerly known as XLCA Admin, LLC) acting through Syncora Admin LLC (formerly known as XLCA Admin, LLC), as Trustee

By: /s/ Susan Comparato
Name: Susan Comparato
Title: Managing Director & Secretary

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

AUSTRALIA AND NEW ZEALAND
BANKING GROUP LIMITED

By:	/s/ Frank Bonavita
Name: F. Bonavita
Title: Director

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/ John W. Woodiel III
Name:John W. Woodiel III
Title: Senior Vice President

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

BARCLAYS BANK PLC

By:	/s/ Kelly Smith
Name: Kelly Smith
Title: Director

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

CALYON

By:	/s/ Alan Sidrane
Name: Alan Sidrane
Title: Managing Director

By:	/s/ John-Charles van Essche
Name: John-Charles van Essche
Title: Managing Director

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Brian McDonough
Name: B. T. McDonough
Title: Executive Vice-President

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Steven Kessler
Name: Steven Kessler
Title: Director

By:	/s/ David N. Santore
Name: David N. Santore
Title: Vice President

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

DEXIA BANK BELGIUM SA

By:	/s/ Bernhard Ardaen
Name: Bernhard Ardaen
Title: Proxyholder

By:	/s/ Joris Laenen
Name: Joris Laenen
Title: Head of Dealing Room

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

DRESDNER BANK AG, LONDON BRANCH

By:	/s/ Ronald G. Raffan
Name: Ronald G. Raffan
Title: Authorised Signatory

By:	/s/ Christopher Croft
Name: Christopher Croft
Title: Authorised Signatory

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

HYPO PUBLIC FINANCE BANK

By:	/s/ Tom Glynn /s/ Shampa Lahiri
Name: Tom Glynn Shampa Lahiri
Title: Authorised Signatories

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

LEHMAN BROTHERS SPECIAL FINANCING INC.

By:	/s/ David J. Colet
Name: David J. Colet
Title: Director

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

NATIXIS

By:	/s/ Joshua Laterman
Name: Joshua Laterman
Title:

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

NOMURA INTERNATIONAL PLC

By:	/s/ Clare Jarrett
Name: Clare Jarrett
Title: Head Transaction Legal

ROYAL BANK OF CANADA

By:	/s/ Matthew Gilchrist
Name: Matthew Gilchrist
Title: Authorized Signatory

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC By: Greenwich Capital Markets, Inc., its agent

By:	/s/ Nadir-Benoit Elhied
Name: Nadir-Benoit Elhied
Title: SVP

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

SOCIÉTÉ GÉNÉRALE

By:	/s/ Edith L. Hormick
Name: Edith L. Hormick
Title: Managing Director

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

UBS AG, LONDON BRANCH

By:	/s/ Bryan M. Murtagh
Name: Bryan M. Murtagh
Title: Attorney-in-Fact

By:	/s/ Thomas D. Prangley
Name: Thomas D. Prangley
Title: Attorney in Fact

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Helen F. Wessling
Name: Helen F. Wessling
Title: Managing Director

[AMENDMENT NO. 2 TO THE MASTER COMMUTATION, RELEASE AND RESTRUCTURING AGREEMENT]